UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 17, 2011

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Two NorthShore Center, Pittsburgh, PA                                                                                                15212-5851
(Address of principal executive offices)                                                                                                (Zip Code)

Registrant's telephone number, including area code:                                                                                     (412) 442-8200

Item 5.07  Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has determined that at the present time the Company will include a shareholder vote on the compensation of executives in its proxy materials every year, until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 MATTHEWS INTERNATIONAL CORPORATION
                                                                 (Registrant)

                                                                By  Steven F. Nicola
                                                                 ----------------------------------
                                                                Steven F. Nicola
                                                                Chief Financial Officer, Secretary and Treasurer

Date: July 7, 2011